FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

October 18, 2023

Commission file number: 000-56349

KwikClick, Inc.

(Exact name of registrant as specified in its charter)

Delaware	95-4463033
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

585 West 500 South Suite 130
Bountiful, Utah	84010
(Address of principal executive offices)	(Zip Code)

(385) 301-2792

Registrant’s telephone number, including area code:

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Section 4

Item 4.01 - Changes in Registrant’s Certifying Accountant

On October 18, 2023, KwikClick, Inc. (the “Company”) dismissed Pinnacle Accountancy Group of Utah (a dba of Heaton & Company, PLLC) (“Pinnacle”) as the Company’s independent registered accountant.  Also on October 18, 2023, the Company engaged and executed an agreement with GreenGrowth CPAs (“GreenGrowth”), as the Company’s new independent registered accountant. This change in the Company's independent registered public accounting firm was approved by the Company's Board of Directors on October 13, 2023.

The principal accountant's reports of Pinnacle on the financial statements of the Company as of and for the years ended December 31, 2022 and 2021 did not contain any adverse opinion or disclaimer of opinion and were not qualified or modified as to audit scope or accounting principles. The accountant’s reports as of and for the years ended December 31, 2022 and 2021 included an explanatory related to the Company’s ability to continue as a going concern.

During the years ended December 31, 2022 and 2021, and through October 18, 2023, there were no disagreements with Pinnacle on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which if not resolved to Pinnacle’s satisfaction would have caused it to make reference thereto in connection with its reports on the financial statements for such years. During the years ended December 31, 2022 and 2021, and during the period from the end of the most recently audited year through October 18, 2023, there were no reportable events of the type described in Item 304(a)(1)(v) of Regulation S-K.

During the years ended December 31, 2022 and 2021, and through October 18, 2023, the Company did not consult with GreenGrowth with respect to any of (i) the application of accounting principles to a specified transaction, either completed or proposed; (ii) the type of audit opinion that might be rendered on the Company’s financial statements; or (iii) any matter that was either the subject of a disagreement (as defined in Item 304(a)(1)(iv) of Regulation S-K) or an event of the type described in Item 304(a)(1)(v) of Regulation S-K.

The Company provided Pinnacle with a copy of the foregoing disclosure and requested Pinnacle to furnish the Company with a letter addressed to the Securities and Exchange Commission stating whether it agrees with the statements made therein. A copy of such letter, dated October 18, 2023, furnished by Pinnacle, is filed as Exhibit 16.1 to this Current Report on Form 8-K.

Section 9 - Financial Statements and Exhibits

Item 9.01 Exhibits

Exhibit 16.1	Letter re change in certifying accountant dated October 18, 2023
Exhibit 104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

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SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this Current Report to be signed on its behalf by the undersigned hereunto duly authorized.

KWIKCLICK, INC.

/s/ Jeffrey Yates
Jeffrey Yates
Chief Financial Officer

Dated:  October 18, 2023

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